UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
 ACT OF 1934

Date of Report (Date of Earliest Event Reported)    August 8, 2007

	Registrant, State of Incorporation, Address of	I.R.S. Employer
Commission File	Principal Executive Offices and Telephone	Identification
Number	Number	Number

1-08788	SIERRA PACIFIC RESOURCES Nevada P.O. Box 30150 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0198358

2-28348	NEVADA POWER COMPANY Nevada 6226 West Sahara Avenue Las Vegas, Nevada 89146 (702) 367-5000	88-0420104

0-00508	SIERRA PACIFIC POWER COMPANY Nevada P.O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0044418

None

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

    Sierra Pacific Resources made available, on its website at www.sierrapacificresources.com, comparative years financial information, including current year financial information as of June 30, 2007. A reconciliation of the non-GAAP financial information contained within the posting to the most directly comparable financial measures calculated and presented in accordance with GAAP is attached hereto as Exhibits 99.1 and 99.2. Disclosures regarding definitions of these financial measures used by Sierra Pacific and why Sierra Pacific's management believes these financial measures provide useful information to investors are also included in Exhibits 99.1 and 99.2.

    The information in this Current Report (including Exhibits 99.1 and 99.2) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits-- The following exhibits are furnished with this Form 8-K:

EX-99.1 - Reconciliation of Non-GAAP Financial Information - EBITDA
EX-99.2 - Reconciliation of Non-GAAP Financial Information - Funds from Operations

Sierra Pacific Resources (Registrant)
Date: August 8, 2007	By:	/s/ John E. Brown
John E. Brown
Controller

Nevada Power Company (Registrant)
Date: August 8, 2007	By:	/s/ John E. Brown
John E. Brown
Controller

Sierra Pacific Power Company (Registrant)

Date: August 8, 2007	By:	/s/ John E. Brown
John E. Brown
Controller